Investor Presentation
August 2008
Exhibit 99.1
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Forward Looking Statements
The following information contains forward-looking statements, including forward-
looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in
Colfax's Registration Statement on Form S-1 under the caption "Risk Factors" and other reports filed with the U.S. Securities and Exchange Commission. In addition, these statements are based on a number of assumptions that are subject to change.
This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Company Overview
2007 Revenue of
$506.3mm
~2,000 associates
worldwide
16 principal production
facilities in 7 countries
Over 300 direct sales
and marketing
associates
More than 450
authorized distributors in
79 countries
Headquartered in
Richmond, VA
Colfax is Strategically Focused on Serving Key Infrastructure
End Markets in the Fluid Handling Industry
2 & 3 Screw 2 & 3 Screw
Pumps Pumps
Centrifugal
Pumps
Progressive
Cavity Pumps
Precision Gear
Pumps
Specialty
Valves
Fluid Handling
Systems
End Markets
Products
Global Navy
General
Industrial
Commercial
Marine
Oil & Gas
Power
Generation

Colfax Business System Drives Business Improvement
POLICY DEPLOYMENT
POLICY DEPLOYMENT
On Time Delivery -
On Time Delivery -
- Products and Services Products and Services
Customer
Satisfaction
Customer
Satisfaction
Voice
of the
Customer
Voice
of the
Customer
Total Associate
Involvement
Production Production Poka-Yoke Jidoka Strategic Supplier Strategic Supplier Design for Design for
Preparation  Preparation  Development Development Six Sigma Six Sigma
Product Development QFD Six Sigma DOE Multi-skilled JIT
System Process Workforce Accounting
DMP SMED Visual TPM One-piece Problem
Management Flow Solving
Benchmark Benchmark 5S 5S Metrics Metrics Standard  Standard  Measurement Measurement Cellularization Cellularization
Work Work System Analysis                     System Analysis
Profitable
Sales
Growth
Profitable
Sales
Growth
Six Sigma Quality Six Sigma Quality
Cost Control and Improvement Cost Control and Improvement
Derived from the proven
Danaher Business System
Utilize Voice of the
Customer (“VOC”) to
target breakthrough growth
initiatives, new products
and applications
Conduct root-cause
analysis, develop process
improvements and
implement sustainable
systems
Culture of continuous
improvement
All aspects of operations
and strategic planning
CBS is How We Manage Our Business and Has Been The Key Driver to Our Success

Investment Highlights
Global leader in specialty fluid handling products
Proven application expertise in solving critical customer needs
Serving fast growing infrastructure driven end markets
Leading brand names generating aftermarket sales and services
Experienced management team in place to grow organically and through strategic acquisition
Significant insider ownership
Consistent Track Record of Driving Profitable Organic Sales Growth

2 and 3 Screw Pumps 2 and 3 Screw Pumps
Well Recognized Brands Across Served Markets
Fluid Handling Systems Fluid Handling Systems
Broad Product Portfolio Focused on Customer Applications
Precision Gear Pumps Precision Gear Pumps
Progressive Cavity Pumps Progressive Cavity Pumps
Specialty Valves Specialty Valves
Centrifugal Pumps Centrifugal Pumps

Strong Application Expertise
Customer building new pipeline to transport crude oil
from Karama oil field in western Egypt to base
production facility onto Sumed pipeline for storage
and further transfer
Turn-key solution - design, build, install large lube oil
skid system
Allweiler chosen because of technical
competency
Shipped in November 2007 and to be commissioned
at start-up in 2010
Customer contracted to design / build critical auxiliary
system components for a new Finnish 1.6 GW
nuclear power plant
Turn-key solution - design, build, install, commission
three identical skid packages
Warren chosen because of versatility in handling
crude oil applications
Shipped, installed and commissioned in early 2006
Follow-on order shipped in December 2007 with a
subsequent order booked in 2Q08
Situation Analysis
Colfax Solution
Situation Analysis
Colfax Solution

Develop New Products, Applications and Technologies
Driven by Voice of the Customer
End-user Problem:
Stricter environmental standards regarding inadvertent
discharge of oily water in port resulting in large fines to
ship owners
Colfax Solution:
Introduced Imo magnetic drive pump to eliminate seal
leakages
Developing integrated fluid handling system with
sensors designed to proactively alert ship engineer of
a leak
Control Unit Leakage Sensor
Example: Commercial Marine
Driven by VOC, Examples of New Products Introduced in 2007
Allweiler’s ALLTRIMM
Gas Engine Pump
Gas Engine Pump Skid Skid
Imo’s ACG Optiline
Warren’s Vertical Submersible Bitumen Pump

Colfax

SIEMENS

ALFA LAVAL

GENERAL DYNAMICS

Cummins

HYUNDAI
HEAVY INDUSTRIES CO. LTD.

Power
Generation
General
Industrial
Oil & Gas
Commercial
Marine
Global Navy
Asia
Europe
United
States
Canada
Central &
South
America
Middle East
& Africa
Large and Diverse Customer Base and End Markets
Blue Chip Customer Base with No Single Customer Representing More Than 3% of Sales in 2007
____________________
(1) Includes Distribution (11%), Chemical Processing (6%), Building Products (4%), Machinery Support (3%), Wastewater (2%), Heat Transfer (2%), Pulp and Paper (1%), Diesel Engines (1%) and Other (14%).
44%
24%
15%
11%
6%
(1)
24%
47%
7%
16%
3%
2007 Revenues By End Markets 2007 Revenues By Geography
Blue Chip Customers
Blue Chip Customers Blue Chip Customers
2%

Colfax

Commercial Marine		▪
Oil & Gas		▪
Power Generation		▪ ▪
Global Navy		▪
General Industrial		▪

~$23.4bn
~$0.3bn
~$2.2bn
~$3.8bn
~$2.0bn
Global infrastructure development will continue to drive increased capital investment and will benefit local suppliers as well as international exporters of fluid handling equipment
In the U.S., we expect Congress to continue to appropriate funds for new ship construction for the next generation of naval vessels as older classes are decommissioned. Sovereign nations outsid
e of the U.S. will continue to expand their fleets as they address national security concerns
Activity in Asia and the Middle East to be robust as economic growth and a fundamental under supply of power generation capacity continues to drive significant investment in energy infrastructure projects
Efficiency improvements will continue to drive demand in the world’s developed economies
Activity within the global crude oil market to remain favorable as capacity constraints and increased global demand keep crude oil prices elevated which drives further development of heavy oil fields where Colfax products excel
Growth in international trade and high demand for crude oil should continue to create demand for container ships, bulk carriers, tankers and supply vessels
Serving Fast Growing Infrastructure Driven End Markets
Estimated
Market Size Size
Favorable Long Term Demand Driven by Global Infrastructure Build
Market Expectations

EMEA
~
1,000 Associates
2007 Sales
(1)
= $274mm
Asia Pacific
~
300 Associates
2007 Sales
(1)
= $83mm
Extensive Global Sales, Distribution and Manufacturing
Footprint
____________________
(1) Sales figures reflect sales destination. Excludes sales of $1mm to other destinations.
Americas
~
700 Associates
2007 Sales
(1)
= $148mm
% of Revenue: 29% % of Revenue: 54% % of Revenue: 16%
LSC
Houston
Warren
Corporate HQ Richmond
Imo Kentucky
Imo Monroe
Sanford
Aberdeen
Houttuin
Tushaco
Vapi
Tushaco
Daman
Colfax Wuxi
Imo AB Stockholm
Allweiler
Gottmandingen
Portland Valve
Allweiler
Tours
Allweiler Radolfzell
Allweiler Bottrop
Fairmount Automation
Expanding Global Footprint Allows Us to Serve Fast Growing, Developing Markets

Target Fast Growing Regions
Capitalize on growth opportunities by offering regionally developed products and solutions
Standard packages of Imo & Allweiler products produced at our greenfield, Wuxi China facility for Commercial Marine
Continue to invest in sales and marketing capabilities to more effectively serve local Asia Pacific markets
Leverage application expertise to design fluid handling solutions that cater to heavy crude oil exploration in Latin America, Middle East and Russia
Utilize Indian / Chinese low cost manufacturing to supply components to other Colfax business units
Assam, India Assam, India Shanghai, China Shanghai, China

Colfax

Imo Pump

Warren Pumps

ALLWEILER

HOUTTUIN

Zenith Pumps

Portland Valve

TUSHACO PUMPS

LSC Lubrication Systems Company

FAIRMOUNT AUTOMATION

Leading Brands Generating Aftermarket Sales and Services
Est. 1860
Acq. 1998
Est. 1897
Acq. 1997
Est. 1929
Acq. 1998
Est. 1931
Acq. 1997
Est. 1973
Acq. 2004
Est. 1920
Acq. 2004
Est. 1967
Acq. 2005
Est. 1968
Acq. 2007
Est. 1996
Acq. 2007
Product history dating back
to 1860 provides large
installed base
High quality, reliable
products used in critical
applications
Tendency for customers to
replace “like for like”
products
Significant aftermarket
demand for replacement
products, spare parts and
repair & maintenance
services
Approximately 25% of Revenues were Derived from Aftermarket Sales and Services in 2007

Continue to proactively engage with highly
strategic targets
Product, market and geographically focused
searches
Evaluate opportunistic bolt-on companies
Pursue adjacent fluid handling acquisitions
Continue to Pursue Strategic Acquisitions that Complement
Our Platform
Effective Selection and Integration of 12 Acquisitions Since 1995
Acquisition Criteria Acquisition Initiatives
Acquire companies in the fluid handling industry
Strong brand name recognition
Leading market position
Differentiated product technology / highly
engineered product
Complementary end market / geographic focus
Attain double digit return on investment in the
3
rd
year

Asbestos Update
Claims arise from purchased components previously included in our products
Significant solvent insurance coverage
Bad faith lawsuit against insurance carriers increases costs in near term
Estimated annual liability and related defense costs of $5 - $7 million before potential insurance asset adjustments
50,020
37,554
59,217
30,000
36,000
42,000
48,000
54,000
60,000
2005 2006 2007
Average Cost of Resolved Claims
Unresolved Claims
$6,194
$5,232
$8,896
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2005 2006 2007

21.6 million shares sold (11.9 million primary / 9.7 million secondary)
44.0 million shares outstanding post offering
Primarily to repay a portion of existing debt, effective redemption of preferred stock through conversion and sale of common, pay dividends and general corporate purposes
IPO Summary
Shares Sold
Use of Proceeds
$18.00 per share
IPO Price
Began trading May 8, 2008
Completed offering May 13, 2008
Date
$193.0 million
Net Proceeds
Key Ownership
Founders Mitchell P. Rales and Steven M. Rales own ~44%
Mitchell P. Rales is Chairman

Financial Overview * * * * * * * *

$309.7
$345.5
$393.6
$506.3
$0.0
$120.0
$240.0
$360.0
$480.0
$600.0
2004 2005 2006 2007
$39.6
$29.6
$138.5
$68.1
$0.0
$30.0
$60.0
$90.0
$120.0
$150.0
2004 2005 2006 2007
$41.0
$57.1
$64.8
$88.2
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
2004 2005 2006 2007
Financial Performance Overview
Revenue SG&A as a % of Revenue
____________________
Note: Dollars in millions. Refer to the Appendix for the Non-GAAP reconciliation.
(1) Excludes legacy asbestos related expenses (income) of $29.4mm, $18.1mm, $33.8mm, and ($50.3mm) in 2004, 2005, 2006 and 2007 respectively. Excludes discontinued operations expenses (income) of ($56.5mm), ($0.6mm) and
$1.4mm in 2004, 2005 and 2006 respectively.
% Margin
13.2% 16.5% 16.5% 17.4%
Adjusted EBITDA
(1)
EBITDA
% Margin
22.0% 11.5% 7.5% 27.4%
25.0%
21.6%
20.4%
19.5%
0.0%
6.0%
12.0%
18.0%
24.0%
30.0%
2004 2005 2006 2007
555 bps of
Improvement
11.8% 13.5%
Acquisitions
1.4% 8.0%
FX Translation
0.8% 7.1%
Total Growth
13.9% 28.6%
--
--
--
--
Existing
Businesses
5.4%
6.1%
0.1%
11.6%

____________________
Note: Dollars in millions.
Historical Orders & Backlog
$118.3
$179.3
$292.8
$224.7
$384.0
$0.0
$80.0
$160.0
$240.0
$320.0
$400.0
2005 2006 2007 - Q2 2007 Q2 2008
$140.6
$188.8
$271.4
$369.1
$0.0
$100.0
$200.0
$300.0
$400.0
Q2 2007 Q2 2008 YTD 2007 YTD 2008
Orders Backlog
18.8%
Acquisitions
3.1%
FX Translation
12.4%
Total Growth
--
--
--
-- 34.3%
21.4%
2.4%
12.2%
36.0%
Existing
Businesses
--
--
--
--
Accelerating Order and Backlog Growth
47.8%
5.5%
17.6%
70.9%
--
--
--
--

$20.8
$27.5
$39.0
$49.5
$0.0
$20.0
$40.0
$60.0
Q2 2007 Q2 2008 - YTD
2007
YTD
2008
Financial Performance Overview
____________________
Note: Dollars in millions. Refer to the Appendix for the Non-GAAP reconciliation.
% Margin
17.0% 17.0%
Adjusted EBITDA
Revenue
$122.4
$161.4
$237.2
$292.1
$0.0
$100.0
$200.0
$300.0
Q2 2007 Q2 2008 - YTD
2007
YTD
2008
18.3%
Acquisitions
0.8%
FX Translation
12.7%
Total Growth
31.9%
--
--
--
Existing
Businesses
--
--
--
16.4% 16.9%
10.5%
1.5%
11.2%
23.1%
Consistent Track Record of Profitable Sales Growth

__________________
Note: Dollars in millions. Refer to the Appendix for the Non-GAAP reconciliation.
Income Statement Summary
Long Term Goals: Annual Sales of $1 Billion, Gross Profit Margin of 40% & EBITDA Margin of 20%
Six Months Ended Delta
6/27/2008 6/29/2007 $ %
Orders $369.1 $271.4 $97.7 36.0%
Sales $292.1 $237.2 $54.9 23.1%
Gross Profit $105.0 $81.9 $23.1 28.2%
% of Sales 35.9% 34.5%
Adjusted SG&A Expense $60.2 $48.5 $11.7 24.1%
R&D Expense $3.0 $2.1 $0.9 42.9%
Adjusted Operating Income $41.9 $31.3 $10.6 33.8%
% of Sales 14.3% 13.2%
Adjusted EBITDA $49.5 $39.0 $10.5 27.1%
% of Sales 16.9% 16.4%
Adjusted Net Income $24.0 $16.7 $7.3 43.9%
% of Sales 8.2% 7.0%

Well Positioned for the Future
Leading Brand Names
Generating Aftermarket
Sales and Services
Experienced Management
Team in Place to Grow
Organically and Through
Strategic Acquisitions
Global Leader in Specialty
Fluid Handling Products
Proven Application
Expertise in Solving
Critical Customer Needs
Serving Fast
Growing Infrastructure
Driven End Markets
Significant Insider
Ownership Post Offering

Appendix * * * * * * *

____________________
Note: Dollars in thousands.
Non-GAAP Reconciliation
June 27, June 29, June 27, June 29,
2008 2007 2008 2007
EBITDA
Net (loss) income (31,399) $      4,841 $          (24,601) $      10,879 $
Interest expense 3,236             4,458             7,733             9,216
(Benefit) provision for income taxes (12,679)         3,049             (9,101)           6,999
Depreciation and amortization 3,955             4,185             7,650             7,683
EBITDA (36,887) $      16,533 $        (18,319) $      34,777 $
EBITDA margin -22.9% 13.5% -6.3% 14.7%
Adjusted EBITDA
Net (loss) income (31,399) $      4,841 $          (24,601) $      10,879 $
Interest expense 3,236             4,458             7,733             9,216
(Benefit) provision for income taxes (12,679)         3,049             (9,101)           6,999
Depreciation and amortization 3,955             4,185             7,650             7,683
Initial public offering related costs 57,017           -                 57,017           -
Legacy legal adjustment 4,131             -                 4,131             -
Asbestos liability and defense (income) costs (715)              558                 (437)              (1,747)
Asbestos coverage litigation expense 3,970             3,678             7,109             5,931
Adjusted EBITDA 27,516 $        20,769 $        49,501 $        38,961 $
Adjusted EBITDA margin 17.0% 17.0% 16.9% 16.4%
Three Months Ended Six Months Ended

____________________
Note: Dollars in thousands, except per share amounts.
Non-GAAP Reconciliation
June 27, June 29, June 27, June 29,
2008 2007 2008 2007
Three Months Ended Six Months Ended
Adjusted Net Income and Adjusted Earnings per Share
Net (loss) income (31,399) $      4,841 $          (24,601) $      10,879 $
Initial public offering related costs 57,017           -                 57,017           -
Legacy legal adjustment 4,131             -                 4,131             -
Asbestos liability and defense (income) costs (715)              558                 (437)              (1,747)
Asbestos coverage litigation expense 3,970             3,678             7,109             5,931
Interest adjustment to effect IPO at beginning of period 725                 1,636             2,302             3,250
Tax adjustment to 34% effective rate (19,836)         (1,630)           (21,484)         (1,607)
Adjusted net income 13,893 $        9,083 $          24,037 $        16,706 $
Adjusted net income margin 8.6% 7.4% 8.2% 7.0%
Shares outstanding at closing of IPO 44,006,026    44,006,026    44,006,026    44,006,026
Adjusted net income per share - basic 0.32 $            0.21 $            0.55 $            0.38 $
Net (loss) income per share-basic
    and diluted in accordance with GAAP (1.01) $          0.22 $            (0.99) $          0.50 $
Adjusted Operating Income
Operating (loss) income (40,842) $      12,348 $        (25,969) $      27,094 $
Initial public offering related costs 57,017           -                 57,017           -
Legacy legal adjustment 4,131             -                 4,131             -
Asbestos liability and defense (income) costs (715)              558                 (437)              (1,747)
Asbestos coverage litigation expense 3,970             3,678             7,109             5,931
Adjusted operating income 23,561 $        16,584 $        41,851 $        31,278 $
Adjusted operating income margin 14.6% 13.5% 14.3% 13.2%

____________________
Note: Dollars in thousands
Non-GAAP Reconciliation
Adjusted EBITDA
Net income 64,882 $         94 $            12,247 $     57,306 $
Interest expense 19,246 14,186 9,026 6,918
Provision (benefit) for income taxes 39,147 3,866 6,907 (6,010)
Depreciation and amortization 15,239 11,481 11,430 9,872
Legacy Asbestos (income) expenses (50,346) 33,816 18,112 29,412
Discontinued operations expense (income) - 1,397 (616) (56,489)
Adjusted EBITDA 88,168 $         64,840 $     57,106 $     41,009 $
2007 2006 2005 2004
EBITDA
Net (loss) income 64,882 $         94 $            12,247 $     57,306 $
Interest expense 19,246 14,186 9,026 6,918
(Benefit) provision for income taxes 39,147 3,866 6,907 (6,010)
Depreciation and amortization 15,239 11,481 11,430 9,872
EBITDA 138,514 $       29,627 $     39,610 $     68,086 $

____________________
Note: Dollars in thousands.
Non-GAAP Reconciliation
6/27/2008 6/29/2007
Adjusted Selling, General and Administrative Expenses
Selling, general and administrative expenses 64,283 $               48,516 $
Legacy legal adjustment
(1)
(4,131)                   -
Adjusted selling, general and administrative expenses 60,152 $               48,516
Six Months Ended
(1) Charge related to a non-asbestos product liability case.

____________________
Note: Dollars in millions.
Non-GAAP Reconciliation
$ % $ %
Three Months Ended June 29, 2007
122.4 $      140.6 $
Components of Growth:
Organic Growth from Existing Businesses
22.4           18.3% 26.5           18.8%
Acquisitions 1.0             0.8% 4.3             3.1%
Foreign Currency Translation
15.6           12.7% 17.4           12.4%
Total Growth 39.0           31.9% 48.2           34.3%
Three Months Ended June 27, 2008 161.4 $      188.8 $
$ % $ %
Six Months Ended June 29, 2007 237.2 $      271.4 $
Components of Growth:
Organic Growth from Existing Businesses 24.8           10.5% 58.1           21.4%
Acquisitions
3.5             1.5% 6.4             2.4%
Foreign Currency Translation 26.6           11.2% 33.2           12.2%
Total Growth 54.9           23.1% 97.7           36.0%
Six Months Ended June 27, 2008
292.1 $      369.1 $
Sales Orders
Sales Orders